Exhibit B-4(a)









                  CLAIBORNE COUNTY, MISSISSIPPI



                               to



                  SIMMONS FIRST NATIONAL BANK,
                                             Trustee


                       ___________________


                         TRUST INDENTURE


                  Dated as of February 15, 1996

                       ___________________


                           Authorizing


                  Claiborne County, Mississippi
            Pollution Control Revenue Refunding Bonds
       (System Energy Resources, Inc. Project) Series 1996

                         TRUST INDENTURE

     THIS TRUST INDENTURE dated as of February 15, 1996, made and entered into by and between Claiborne County, Mississippi, a public body corporate and politic and a political subdivision of the State of Mississippi (the "Issuer"), and Simmons First National Bank, a banking corporation duly organized, existing and authorized to accept and execute trusts of the character herein set out under the laws of the United States of America, with its principal office in the city of Pine Bluff, Arkansas, as trustee (the "Trustee").

                           WITNESSETH:

     WHEREAS, The Issuer is authorized and empowered by the constitution and laws of the State of Mississippi, especially Sections 49-17-101 through 49-17-123, Mississippi Code of 1972, as amended (the "Pollution Control Act"), to acquire, purchase, construct, enlarge, expand and improve facilities for eliminating, mitigating, and/or preventing air and water pollution, including sewage and solid waste disposal facilities, to issue revenue bonds to defray the cost of such facilities, and to execute an agreement with an industry (as defined in the Pollution Control Act) for the sale of such facilities to such industry; and

     WHEREAS, pursuant to and in accordance with the provisions of the Pollution Control Act, the Issuer has heretofore on May 29, 1986, issued $90,000,000 principal amount of Claiborne County, Mississippi, Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series E (the "Prior Bonds"), pursuant to an Indenture of Trust dated as of May 1, 1986, between the Issuer and Deposit Guaranty National Bank, as trustee (the "Prior Indenture"); $90,000,000 principal amount of the Prior Bonds remain outstanding; and

     WHEREAS, The Prior Bonds were issued to defray the cost of acquiring an undivided 90% interest (the "Project) in certain air and water pollution control facilities and sewage and solid waste disposal facilities (collectively, the "Facilities") at the Grand Gulf Nuclear Station (the "Plant"), a nuclear electric generating plant located within Claiborne County, Mississippi, on Bald Hill Road approximately six to seven miles northwest of the City of Port Gibson, Mississippi; the Project was sold by the Issuer to Middle South Energy, Inc., now known as System Energy Resources, Inc. (the "Company"), pursuant to an Installment Sale Agreement dated as of May 1, 1986, between the Issuer and the Company (the "Prior Agreement"); the Company is an "industry" as defined in the Pollution Control Act and is the owner of the Project; Entergy Operations, Inc., a Delaware corporation and an affiliate of the Company, is the operator of the Plant and the Facilities; and

     WHEREAS, the Issuer is authorized by Sections 31-15-21 through 31-15-27, Mississippi Code of 1972, as amended (the "Act") to issue revenue refunding bonds, the proceeds of which may be used, together with other funds to be made available therefor, to refund the outstanding Prior Bonds; and

     WHEREAS, at the request of the Company, and pursuant to the Act, a resolution duly adopted by the Governing Body of the Issuer on January 10, 1996, the "Issuing Resolution") and this Indenture, the Issuer has authorized the issuance of its Pollution Control Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 1996 in the principal amount of $90,000,000 (the "Bonds") for the purpose of providing funds that, together with other funds to be made available therefor by the Company, will be used to refund all outstanding Prior Bonds, including the payment of any redemption premium due or to become due thereon, interest to accrue to the selected redemption date, and all expenses in connection with such refunding; and

     WHEREAS, pursuant to an Amended and Restated Installment Sale Agreement between the Issuer and the Company dated as of February 15, 1996 (the "Agreement"), the Issuer and the Company have confirmed the sale of the Project by the Issuer to the Company and agreed that the Issuer will lend the proceeds of the Bonds to the Company to be applied, together with other funds to be made available by the Company, to refund the Prior Bonds; and

     WHEREAS, the principal of and the redemption premium, if any, and interest on the Bonds shall be payable solely out of and secured by an irrevocable pledge of the Revenues and Receipts of the Issuer under the Agreement (hereinafter defined) and any other sums which may be received by the Issuer from or in connection with the issuance of the Bonds and the sale of the Project to the Company that are part of the Trust Estate (hereinafter defined) under this Indenture; the Bonds and the premium, if any, and interest thereon shall never constitute an indebtedness of the Issuer within the meaning of any constitutional provision or statutory limitation of the State and shall never constitute nor give rise to a pecuniary liability of the Issuer or a charge against the general credit or taxing powers of the Issuer, the State or any political subdivision thereof; and

     WHEREAS, the Bonds, the Trustee's Certificate of
Authentication and Clerk's Validation Certificate are to be in substantially the form set out in Exhibit A hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture; and

     WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as provided in this Indenture, the valid, binding and legal limited obligations of the Issuer according to the terms thereof, and to constitute this Indenture a valid assignment and pledge of the rights of the Issuer in and to the Revenues and Receipts of the Issuer under the Agreement and the Trust Estate for the payment of the principal of and the redemption premium, if any, and interest on the Bonds, and a valid grant of a security interest in the trust funds created and held hereunder, have been done and performed, and the authorization, execution and delivery of this Indenture, and the authorization, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized.

     WHEREAS, the Trustee has accepted the trusts created by this Indenture and in evidence thereof has joined in the execution hereof;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the Owners (as hereinafter defined) thereof and of the sum of One Dollar ($1.00) lawful money of the United States of America, to the Issuer duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in order to secure the payment of the principal of and premium, if any, and interest on the Bonds at any time Outstanding under this Indenture according to their tenor and effect, and the performance and observance by the Issuer of all the covenants and conditions expressed or implied herein and contained in the Bonds, the Issuer has executed and delivered this Indenture to the Trustee, and the Issuer does hereby grant, bargain, sell, convey, mortgage, pledge and assign to the Trustee, its successors in trust and their assigns forever, and does hereby create a security interest in favor of the Trustee in, the Trust Estate;

     TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee, its successors in trust and their assigns forever;

     IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit and security of all Owners of the Bonds issued under and secured by this Indenture without preference, priority or distinction as to lien of any Bonds over any other Bonds.

     PROVIDED, HOWEVER, that if, after the right, title and interest of the Trustee in and to the Trust Estate shall have ceased, terminated and become void in accordance with Article VII hereof and the principal of and premium, if any, and interest on the Bonds shall have been paid to the Owners thereof, then and in that case the estate and rights hereby granted shall cease, determine and be void, and thereupon the Trustee shall cancel and discharge this Indenture and execute and deliver to the Issuer and the Company such instruments in writing as shall be requisite to evidence the discharge hereof; otherwise this Indenture to be and remain in full force and effect.

     THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered, and the Trust Estate and the other estate and rights hereby granted are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Owners, from time to time, of the Bonds, as follows:

                            ARTICLE I

                           DEFINITIONS

     SECTION 1.01 Definitions. In addition to the words and terms elsewhere defined in this Indenture or in the Agreement, the following words and terms as used in this Indenture shall have the following meanings unless the context or use indicates another or different meaning:

     "Act" shall mean Sections 31-15-21 through 31-15-27,
Mississippi Code of 1972, as amended.

     "Administration Expenses" shall mean the reasonable expenses incurred by the Issuer with respect to the Agreement, this Indenture and any transaction or event contemplated by the Agreement or this Indenture, including the fee of its counsel and the compensation and reimbursement of expenses and advances payable to the Trustee, including its compensation and expenses as Paying Agent and Bond Registrar.

     "Agreement" shall mean the Amended and Restated Installment Sale Agreement between the Issuer and the Company dated as of February 15, 1996, relating to the Project, pursuant to which the Issuer shall lend the principal proceeds of the Bonds to the Company to be used to refund the Prior Bonds, and any and all modifications, alterations, amendments and supplements thereto.

     "Authorized Company Representative" shall mean each person at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee containing the specimen signature of such person and signed on behalf of the Company by its President, any Vice President, its Treasurer or its Secretary together with any Assistant Secretary.

     "Bond Counsel" shall mean a firm nationally recognized as bond counsel selected by the Company and acceptable to the Trustee.

     "Bond Fund" shall mean the fund created by Section 5.02 hereof.

     "Bond" or "Bonds" shall mean the Issuer's $90,000,000 principal amount Pollution Control Revenue Refunding Bonds
(System Energy Resources, Inc. Project) Series 1996 authorized to be issued under this Indenture.

    "Bond Registrar" shall mean the Trustee when acting as registrar in accordance with Section 2.05 hereof. "Principal
Office of the Bond Registrar" shall mean the principal office of the Trustee.

    "Clerk" shall mean the Clerk of the Governing Body.

    "Code" shall mean the Internal Revenue Code of 1986, as amended. Each reference to a section of the Code herein shall be deemed to include the Internal Revenue Code of 1954, as amended and in effect prior to enactment of the Tax Reform Act of 1986, and the United States Treasury Regulations proposed or adopted thereunder, as the same may be in effect from time to time, to the extent the same are applicable to the Bonds or the use of proceeds thereof, unless the context clearly requires otherwise.

    "Company" shall mean System Energy Resources, Inc., a corporation organized and existing under the laws of the State of Arkansas and duly qualified to do business as a foreign corpora tion in the State of Mississippi, its successors and their assigns.

    "Continuing Disclosure Agreement" means the Continuing
Disclosure Agreement dated February 22, 1996, executed and delivered by the Company to the Trustee for the benefit of the holders of the Bonds in order to assist the Underwriters in complying with Rule 15c 2-12 under the Securities Exchange Act of
1934, as amended.

    "Event of Default" shall mean any event of default specified in Section 8.01 hereof.

    "Facilities" shall mean the real and personal properties, facilities, machinery and equipment currently existing at the Plant which are described in Exhibit A to the Agreement, as revised from time to time to reflect any changes therein, additions thereto, substitutions therefor and deletions therefrom permitted by the terms of the Agreement.

    "Governing Body" shall mean the Board of Supervisors of the Issuer.

    "Government Obligations" shall mean (a) direct or fully guaranteed obligations of the United States of America (including any such securities issued or held in book-entry form), and
(b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations, or the custodian of such specific interest or principal payments, shall be a bank or trust company organized under the laws of the United States of America or of any state or territory thereof or of the District of Columbia, with a combined capital stock, surplus and undivided profits of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

    "Indenture" shall mean this Trust Indenture between the Issuer and the Trustee, and any and all modifications, alterations, amendments and supplements thereto.

    "Investment Securities" shall mean any of the following obligations or securities which may be lawfully acquired under the laws of the State of Mississippi on which neither the Company nor the Issuer nor any of their respective affiliates or subsidiaries is the obligor, contingently or otherwise: (a) Government Obligations; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in national, state or foreign banks (which may include the Trustee, the Paying Agent and the Bond Registrar) having a combined capital and surplus of not less than $50,000,000; (c) bankers' acceptances drawn on and accepted by commercial banks (which may include the Trustee, the Paying Agent and the Bond Registrar) having a combined capital and surplus of not less than $50,000,000; (d)(i) direct obligations of, (ii) obligations the principal of and interest on which are unconditionally guaranteed by, and (iii) any other obligations, the interest on which is excluded from gross income for purposes of federal income taxation issued by, any State of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico, or any political subdivision, agency, authority or other instrumentality of any of the foregoing, which, in any case, are rated by a nationally recognized rating agency in any of its three highest Rating Categories; (e) obligations of any agency or instrumentality of the United States of America; (f) commercial or finance company paper which is rated by a nationally recognized rating agency in any of its three highest Rating Categories; and (g) corporate debt securities issued by cor porations having debt securities rated by a nationally recognized rating agency in any of its three highest Rating Categories.

    "Issuer" shall mean Claiborne County, Mississippi.

    "Loan Repayment" shall mean the payments required to be made by the Company pursuant to Section 5.02 of the Agreement.

    "Notice by Mail" or "notice" of any action or condition "by Mail" shall mean a written notice meeting the requirements of this Indenture mailed by first-class mail to the Owners of specified registered Bonds, at the addresses shown in the registration books maintained pursuant to Section 2.05 hereof.

    "Notice by Publication" or "notice" of any action or condi tion "by Publication" shall mean publication of a notice meeting the requirements of this Indenture in a newspaper or financial journal of general circulation in The City of New York, New York, which carries financial news, is printed in the English language and is customarily published on each business day; provided, however, that any successive weekly or monthly publication of notice required hereunder may be made, unless otherwise expressly provided herein, on the same or different days of the week and in the same or different newspapers or financial journals; and provided, further, that if, because of the temporary or permanent suspension of the publication or general circulation of any newspaper or financial journal or for any other reason, it is impossible or impracticable to publish such notice in the manner herein described, then such publication in lieu thereof as shall be made with the approval of the Trustee (or, if there be no trustee hereunder, the Issuer) shall constitute a sufficient publication of such notice.

    "Outstanding," when used in reference to the Bonds shall mean, as on any particular date, the aggregate of all Bonds authenticated and delivered under this Indenture except:

    (a) those canceled on or prior to such date or delivered to or acquired by the Trustee on or prior to such date for cancellation;

    (b) those deemed to be paid in accordance with Article VII of this Indenture; and

    (c) those in lieu of or in exchange or substitution for which other Bonds shall have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee and the Company is presented that such Bond is held by a bona fide holder in due course.

    "Owner" shall mean the person, which may be the Company, in whose name any Bond is registered upon the registration books maintained pursuant to Section 2.05 hereof.

    "Paying Agent" shall mean the Trustee. "Principal Office of the Paying Agent" shall mean the principal office of the Trustee.

    "Plant" shall mean the Grand Gulf Nuclear Station located within the geographical limits of the Issuer on Bald Hill Road approximately six to seven miles northwest of the City of Port
Gibson, Mississippi, in Claiborne County, Mississippi.

    "President" shall mean the President of the Governing Body.

    "Project" shall mean the undivided 90% interest in the Facilities owned by the Company.

    "Rating Category" shall mean a generic securities rating category, without regard to any refinement or gradation of such rating category by a numerical modifier or otherwise.

    "Revenues and Receipts of the Issuer under the Agreement" shall mean all moneys paid or payable to the Trustee, for the account of the Issuer in respect of the Loan Repayment and payments pursuant to Section 9.01 of the Agreement, and all receipts of the Trustee which, under the provisions of this Indenture, reduce the amount of such payments.

    "State" shall mean the State of Mississippi.

    "Supplemental Indenture" shall mean any indenture between the Issuer and the Trustee modifying, altering, amending, supplementing or confirming this Indenture for any purpose, in accordance with the terms hereof.

    "Trust Estate" shall mean at any particular time all right, title and interest of the Issuer in and to: (a) the Agreement (except its rights under Sections 5.04, 5.05, 5.06, 6.03 and 8.05 thereof and any rights of the Issuer to receive notices, certificates, requests, requisitions, directions and other communications thereunder), including without limitation the Loan Repayment and any other Revenues and Receipts of the Issuer under the Agreement; and (b) all moneys and obligations (other than Bonds) which at such time are deposited or are required to be deposited with, or are held or are required to be held by or on behalf of, the Trustee in trust under any of the provisions of this Indenture, including, without limitation, all amounts, deposits or securities and titles and interests which at such time are subject to the lien of this Indenture, except for moneys or obligations deposited with or paid to the Trustee for the redemption or payment of Bonds which are deemed to have been paid in accordance with Article VII hereof and the Rebate Fund created under Section 5.09 hereof.

    "Trustee" shall mean  Simmons First National Bank, Pine
Bluff, Arkansas, as trustee under this Indenture, its successors in trust and their assigns.


                           ARTICLE II

                            THE BONDS

    SECTION 2.01. Authorized Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article II.

    SECTION 2.02 Issuance of Bonds. There shall be issued under and secured by this Indenture Bonds of the Issuer in the aggregate principal amount of Ninety Million Dollars ($90,000,000) for the purpose of providing funds, which, together with other funds made available therefor by the Company, shall be used to refund all of the outstanding Prior Bonds. The Bonds shall be designated "Claiborne County, Mississippi, Pollution Control Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 1996," shall be dated the 15th day of February, 1996, shall bear interest from the date determined pursuant to
Section 2.04 hereof at the rate of six and twenty one-hundredths per centum (6.20%) per annum, which interest shall be payable on the first day of February and August of each year commencing August 1, 1996, until the principal sum is paid or duly provided for, and shall thereupon be stated to mature, subject to the right of prior redemption as set forth in Section 3.01 hereof.

    The Bonds are limited obligations of the Issuer; the principal of and the redemption premium, if any, and interest on the Bonds shall be payable solely out of and secured by an irrevocable pledge of the Revenues and Receipts of the Issuer under the Agreement and any other sums which may be received by the Issuer from or in connection with the issuance of the Bonds and the sale of the Project to the Company that are a part of the Trust Estate under the Indenture. The Bonds and the redemption premium, if any, and interest thereon shall never constitute an indebtedness of the Issuer within the meaning of any constitutional provision or statutory limitation of the State and shall never constitute nor give rise to a pecuniary liability of the Issuer or a charge against the general credit or taxing powers of the Issuer, the State, or any political subdivision thereof.

    SECTION 2.03. Form of Bonds. The Bonds are issuable as fully registered Bonds in denominations of $5,000 or any integral multiple thereof. The Bonds shall be substantially in the form set forth in Exhibit A hereto, with such appropriate variations, omissions and insertions as are permitted or required by this Indenture, and may have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or any usage or requirement of law with respect thereto.

    SECTION 2.04. Details, Execution and Payment. Each Bond shall bear interest from the interest payment date next preceding the date on which it is authenticated, unless authenticated prior to August 1, 1996, in which event it shall bear interest from February 1, 1996, and unless authenticated upon an interest payment date, in which case it shall bear interest from such interest payment date; provided, however, that if at the time of authentication of any Bond interest is in default, such Bond shall bear interest from the date to which interest has been paid.

    The Bonds shall be executed by the manual or facsimile signature of the President and the seal of the Issuer shall be affixed, impressed, imprinted or otherwise reproduced thereon and attested by the manual or facsimile signature of the Clerk.

    In case any officer whose signature or facsimile signature shall appear on any Bonds shall cease to be such officer before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes the same as if he had remained in office until such delivery, and also any Bond may be signed by or bear the facsimile signature of such persons as at the actual time of the execution of such Bond shall be the proper officers to sign such Bond although at the date of such Bond such persons may not have been such officers.

    The principal of and redemption premium, if any, and the interest on the Bonds shall be payable in any coin or currency of the United States of America which on the respective dates of payment thereof is legal tender for the payment of public and private debts. The principal of and redemption premium, if any, on all Bonds shall be payable at the principal office of the Trustee, and payment of the interest on each Bond shall be made by the Trustee on each interest payment date to the person appearing on the registration books of the Issuer hereinafter provided for as the registered Owner thereof on the fifteenth day of the month preceding such interest payment date, by check in clearinghouse funds mailed to such registered Owner at his address as it appears on such registration books. Payment of the principal of all Bonds shall be made upon the presentation and surrender of such Bonds as the same shall become due and payable.

    SECTION 2.05. Authentication; Exchange, Transfer and Ownership of Bonds. Only such of the Bonds as shall have endorsed thereon a certificate of authentication substantially in the form hereinabove set forth, duly executed by the Trustee, shall be entitled to any benefit or security under this Indenture. No Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture. The Trustee's certificate of authentication on any Bond shall be deemed to have been duly executed if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds that may be issued hereunder at any one time.

    Subject to the provisions of Section 2.10 hereof:

         (a) Bonds, upon surrender thereof at the principal office of the Trustee, together with an assignment duly executed by the registered Owner or his attorney or legal representative in such form as shall be satisfactory to the Trustee, may, at the option of the registered Owner thereof, be exchanged for an equal aggregate principal amount of Bonds, of any denomination or denominations authorized by this Indenture, and in the same form as the Bonds surrendered for exchange.

         (b) The Issuer hereby authorizes the exchange of Bonds at the principal office of the Trustee.

         (c) The Trustee is hereby appointed as Bond Registrar and as such shall keep books for the registration and for the transfer of Bonds as provided in this Indenture.

         (d) Any Bond may be transferred only upon the books kept for the registration and transfer of Bonds upon surrender thereof to the Bond Registrar together with an assignment duly executed by the registered Owner or his attorney or legal representative in such form as shall be satisfactory to the Bond Registrar. Upon any such transfer the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for such Bond a new Bond or Bonds, registered in the name of the transferee, of any denomination or denominations authorized by this Indenture in an aggregate principal amount equal to the principal amount of such Bond.

         (e) In all cases in which Bonds shall be exchanged or Bonds shall be transferred hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver at the earliest practicable time Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such exchange or transfer shall forthwith be canceled by the Trustee. Such transfers of registration or exchanges of Bonds shall be without charge to holders of such Bonds, but any taxes or other governmental charge required to be paid with respect to such exchange or transfer shall be paid by the holder of the Bond, and such charge shall be paid before any such new Bond shall be delivered. Neither the Issuer nor the Trustee shall be required to make any such exchange or transfer of Bonds during the fifteen
(15) days immediately preceding the selection of Bonds for such redemption or after such Bonds or any portion thereof has been selected for redemption.

         (f) Any registered Owner of any Bond is hereby granted power to transfer absolute title thereto by assignment thereof to a bona fide purchaser for value (present or antecedent) without notice of prior defenses or equities or claims of ownership enforceable against his assignor or any person in the chain of title and before the maturity of such Bond. Every prior holder or Owner of any Bond shall be deemed to have waived and renounced all of his equities or rights therein in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire absolute title thereto and to all rights represented thereby.

         (g) At reasonable times and under reasonable regulations established by the Trustee, the list of registered Owners of the Bonds may be inspected and copied by the Company or by holders or Owners (or a designated representative thereof) of ten per centum (10%) or more in principal amount of Bonds then Outstanding, such possession or ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee.

     SECTION 2.06 Delivery of Bonds; Application of Proceeds. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Bonds and deliver them to the purchasers thereof as directed by the Issuer as hereinafter in this Section 2.06 provided.

     Prior to the delivery by the Trustee of the Bonds there shall be filed with the Trustee:

          (a) A copy, certified by the Clerk, of the resolution adopted by the Governing Body authorizing the execution and delivery of the Agreement and this Indenture and the issuance of the Bonds.

          (b) An original duly executed counterpart of the Agreement, an original duly executed counterpart of the Continuing Disclosure Agreement and an original duly executed counterpart of this Indenture.

          (c) A request and authorization to the Trustee on behalf of the Issuer, signed by the President, to authenticate and deliver the Bonds to the purchasers therein identified upon payment to the Trustee but for the account of the Issuer of a sum specified in such request and authorization. The proceeds of such payment shall be paid over to the Trustee; and deposited or transferred as follows:

          (i) To the Trustee for deposit in the Bond Fund, a sum equal to the accrued interest, if any, paid by the original purchasers of the Bonds; and

          (ii) To the trustee for the Prior Bonds to be deposited as provided in Section 4.02 of the Agreement, the balance of such proceeds.

     SECTION 2.07 Temporary Bonds. Until definitive Bonds are ready for delivery, there may be executed, and upon request of the Issuer the Trustee shall authenticate and deliver, in lieu of definitive Bonds and subject to the same limitations and conditions, temporary printed, engraved, lithographed or typewritten Bonds, in denominations of $5,000 or any multiple thereof, as the Issuer may designate, and with such appropriate omissions, insertions and variations as may be required.

     If temporary Bonds shall be issued, the Issuer shall cause the definitive Bonds to be prepared and to be executed and delivered to the Trustee, and the Trustee, upon presentation to it at its principal office of any temporary Bond, shall cancel the same and authenticate and deliver in exchange therefor at the principal office of the Trustee, without charge to the holder thereof, a definitive Bond or Bonds of an equal aggregate principal amount as the temporary Bond surrendered. Until so exchanged the temporary Bonds shall in all respects be entitled to the same benefit and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder.

     SECTION 2.08 Mutilated, Destroyed or Lost Bonds. In case any Bond secured hereby shall become mutilated or be destroyed or lost, the Issuer shall cause to be executed, and the Trustee shall authenticate and deliver, a new Bond of like date and tenor in exchange and substitution for and upon the cancellation of such mutilated Bond, or in lieu of and in substitution for such Bond, if any, destroyed or lost, upon the holder's paying the reasonable expenses and charges of the Issuer and the Trustee in connection therewith and, in the case of a Bond destroyed or lost, the holder's filing with the Trustee evidence satisfactory to it and to the Issuer that such Bond was destroyed or lost, and of his ownership thereof, and furnishing the Issuer and the Trustee indemnity satisfactory to them.

     SECTION 2.09 Destruction of Bonds. Whenever any Bonds shall be delivered to the Trustee upon the cancellation thereof pursuant to this Indenture, upon payment of the principal amount represented thereby or for replacement of a mutilated Bond pursuant to Section 2.08 hereof, such Bonds shall be promptly canceled and destroyed by the Trustee and counterparts of a certificate of destruction evidencing such destruction shall be furnished by the Trustee to the Issuer and the Company.

     SECTION 2.10. Book-Entry Only System. Upon issuance of the Bonds, one fully-registered Bond will be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Securities Depository") in the aggregate principal amount of the Bonds. So long as Cede & Co. is the registered Owner of the Bonds, as nominee of the Securities Depository, references herein to the holders of the Bonds or registered Owner of the Bonds shall mean Cede & Co. and shall not mean the beneficial owners of the Bonds.

     The Letter of Representations in substantially the form attached hereto as Exhibit B, with such changes, omissions, insertions and revisions as the Clerk may approve at any time, is hereby approved, and the Issuer shall execute and deliver such Letter of Representations. The approval of the Issuer of any changes, omissions, insertions and revisions to the Letter of Representations shall be conclusively established by the execution of the Letter of Representations by the Clerk on behalf of the Issuer. The Issuer and the Trustee acknowledge that the terms and provisions of said Letter of Representations shall govern in the event of any inconsistency between the provisions of this Indenture and said Letter of Representations.

     Transfers of beneficial ownership interests in the Bonds will be accomplished by book entries made by the Securities Depository, and, in turn by the participants in the Securities Depository (the "Participants") who act on behalf of the indirect participants in the Securities Depository (the "Indirect Participants") and the beneficial owners of the Bonds.

     The Trustee and the Issuer shall recognize the Securities Depository or its nominee, Cede & Co., as the Owner of the Bonds for all purposes, including notices and voting. Conveyance of notices and other communications by the Securities Depository to Participants and by such Participants to Indirect Participants, and by Participants and Indirect Participants to beneficial owners of the Bonds will be governed by arrangements among the Securities Depository, the Participants and the Indirect Participants, subject to any statutory and regulatory requirements as may be in effect from time to time.

     NEITHER THE ISSUER NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR INDIRECT PARTICIPANTS OR THE BENEFICIAL OWNERS OF THE BONDS WITH RESPECT TO (i) THE ACCURACY OF ANY RECORDS MAINTAINED BY THE SECURITIES DEPOSITORY OR ANY SUCH PARTICIPANT OR INDIRECT PARTICIPANT; (ii) THE PAYMENT BY THE SECURITIES DEPOSITORY OR ANY SUCH PARTICIPANT OR INDIRECT PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL AMOUNT OR REDEMPTION PRICE OF OR INTEREST ON THE BONDS; (iii) THE DELIVERY BY THE SECURITIES DEPOSITORY OR ANY SUCH PARTICIPANT OR ANY INDIRECT PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER THAT IS REQUIRED OR PERMITTED TO BE GIVEN TO HOLDERS OF THE BONDS UNDER THE TERMS OF THIS INDENTURE; (iv) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR
(v) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY THE SECURITIES DEPOSITORY AS HOLDER OF THE BONDS.

     The Securities Depository may determine to discontinue providing its services with respect to the Bonds at any time by giving notice to the Trustee and discharging its responsibilities with respect thereto under the applicable law. In such event, or in the event the Issuer at the request of the Company elects to use a similar book-entry system with another securities depository, there may be a successor securities depository (all references to the Securities Depository include any such successor). The Issuer at the request of the Company may also determine to discontinue participation in the system of book-entry transfer through the Securities Depository at any time by giving reasonable notice to the Securities Depository. If the book-entry system is terminated, Bond certificates will be delivered to the beneficial owners, after a list of such beneficial owners is provided to the Trustee, at the expense of the Company, as provided herein and all references to the Securities Depository shall be of no further force or effect.
The beneficial owners of the Bonds, upon registration of certificates held in the beneficial owners' names, will then become the registered Owners of the Bonds and registration, transfer and exchange of the Bonds by such Owners will be governed by Section 2.05 herein.

     Whenever, during the term of the bonds the beneficial ownership thereof is determined by a book entry at the Securities Depository, the requirements of this Indenture of holding, delivering or transferring the Bonds shall be deemed modified to require the appropriate person to meet the requirements of the Securities Depository as to registering or transferring the book entry to produce the same effect.


                           ARTICLE III

               REDEMPTION OF BONDS BEFORE MATURITY

     SECTION 3.01. Redemption Dates and Prices. The Bonds are subject to optional redemption by the Issuer, at the direction of the Company, prior to maturity in whole or in part, in such manner as the Trustee may determine, at any time on or after February 1, 2001, at the redemption prices (expressed as percentages of principal amount) set forth in the table below plus accrued interest to the redemption date:

                                                   Optional
                                                  Redemption
                  Redemption Period                 Price


     February 1, 2001 through January 31, 2002            102%
     February 1, 2002 through January 31, 2003            101%
     February 1, 2003 and thereafter                      100%

     The Bonds are also subject to optional redemption by the Issuer, at the direction of the Company, in whole but not in part, at any time, at a redemption price equal to the principal amount plus accrued interest to the redemption date if:

          (i) the Company shall have determined that the continued operation of the Plant is impracticable, uneconomical or undesirable for any reason;

          (ii) the Company shall have determined that the continued operation of the Facilities is impracticable, uneconomical or undesirable due to (A) the imposition of taxes, other than ad valorem taxes currently levied upon privately owned property used for the same general purpose as the Facilities, or other liabilities or burdens with respect to the Facilities or the operation thereof,
     (B) changes in technology, in environmental standards or legal requirements or in the economic availability of materials, supplies, equipment or labor or (C) destruction of or damage to all or part of the Facilities;

          (iii) all or substantially all of the Facilities or the Plant shall have been condemned or taken by eminent domain;
     or

          (iv) the operation of the Facilities or the Plant shall have been enjoined or shall have otherwise been prohibited by an order, decree, rule or regulation of any court or of any federal, state or local regulatory body, administrative agency or other governmental body.

     The Bonds are also subject to optional redemption by the Issuer at the direction of the Company, in whole but not in part, at any time prior to February 1, 2001, at a redemption price equal to 102% of the principal amount being redeemed plus accrued interest to the redemption date, if the Company shall have consolidated with or merged with or into another corporation, or sold or otherwise transferred all or substantially all of its assets.

     In addition, the Bonds are subject to mandatory redemption prior to their scheduled maturity on a date specified by the Company, which shall be no later than one hundred eighty (180) days after a final determination or final action referred to below, at a redemption price equal to the principal amount thereof plus accrued interest thereon to the date of redemption, but without premium, if, as a result of any final determination of a federal court or final action of the Internal Revenue Service, in a proceeding in which the Company has received timely notice of and has had an opportunity to participate at its expense, it is determined that as a result of the failure of the Company to observe any covenant, agreement or representation in the Agreement or the Issuer to observe any covenant, agreement or representation in this Indenture, the interest payable on the Bonds is not excludable from gross income of an Owner of a Bond (other than an Owner who is a "substantial user" of the Project or "related person" within the meaning of Section 147 of the Code and applicable regulations promulgated thereunder) under Section 103 of the Code. The Bonds shall be redeemed, whether in whole or in part, in such principal amount that the interest payable on any Bonds remaining Outstanding after such redemption would not, in the opinion of Bond Counsel, be included in the gross income of a holder thereof (other than an Owner who is a "substantial user" or "related person" within the meaning of Section 147(a) of the Code and applicable regulations promulgated thereunder).

     If the Bonds cease to be held in book entry form and less than all of the Bonds shall be called for redemption, the particular Bonds or portions of registered Bonds to be redeemed shall be selected by the Trustee by lot or in such other manner as the Trustee in its discretion may determine; provided, however, that the portion of any registered Bond to be redeemed shall be in the principal amount of $5,000 or some multiple thereof, and that, in selecting Bonds for redemption, the Trustee shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such registered Bond by $5,000.

     SECTION 3.02. Notice of Redemption. At least thirty (30) days but not more than sixty (60) days before the redemption date of any Bonds, the Trustee shall cause a notice of any such redemption, either in whole or in part, to be mailed, postage prepaid, to all Owners of Bonds to be redeemed in whole or in part at their addresses as they appear on the registration books hereinabove provided for, but failure so to mail any such notice shall not affect the validity of the proceedings for such redemption. Each such notice shall set forth the date fixed for redemption, the redemption price to be paid and, if less than all of the Bonds then Outstanding shall be called for redemption, the distinctive numbers and letters, if any, of such Bonds to be redeemed and, in the case of Bonds to be redeemed in part only, the portion of the principal amount thereof to be redeemed. In case any Bond is to be redeemed in part only, the notice of redemption which relates to such Bond shall state also that on or after the redemption date, upon surrender of such Bond, a new Bond in principal amount equal to the unredeemed portion of such Bond will be issued.

     If at the time of giving of notice of an optional redemption there shall not have been deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditioned upon the deposit of the redemption moneys with the Trustee not later than the opening of business on the redemption date, and such notice shall be of no effect unless such moneys are so deposited. If such moneys are not so deposited, the Bonds shall not be redeemed and the Trustee shall, in the manner in which notice of redemption was given, give notice that such moneys were not deposited.

     SECTION 3.03. Effect of Call for Redemption. On the date so designated for redemption, moneys for payment of the redemption price and accrued interest to the redemption date being held by the Trustee in trust for the Owners of the Bonds or portions thereof to be redeemed, all as provided in this Indenture, the Bonds or portions of Bonds so called for redemption shall become and be due and payable at the redemption price provided for redemption of such Bonds or portions of Bonds on such date, interest on the Bonds or portions of Bonds so called for redemption shall cease to accrue, such Bonds or portions of Bonds shall cease to be entitled to any benefit or security under this Indenture, and the Owners of such Bonds or portions of Bonds shall have no rights in respect thereof except to receive payment of the redemption price thereof and accrued interest to the redemption date and, to the extent provided in
Section 3.04 hereof, to receive Bonds for any unredeemed portions of Bonds.

     SECTION 3.04. Partial Redemption. In case part but not all of an Outstanding Bond shall be selected for redemption, the Owner thereof or his attorney or legal representative shall present and surrender such Bond to the Trustee for payment of the principal amount thereof so called for redemption, and the Issuer shall execute and the Trustee shall authenticate and deliver to or upon the order of such Owner or his attorney or legal representative, without charge therefor, for the unredeemed portion of the principal amount of the Bond so surrendered, a Bond of the same maturity and bearing interest at the same rate.

     SECTION 3.05. Funds in Trust; Unclaimed Funds. All moneys which the Trustee shall have withdrawn from the Bond Fund or shall have received from any other source and set aside for the purpose of paying any of the Bonds, either at the maturity thereof or upon call for redemption, shall be held in trust, without liability for interest thereon, for the respective Owners of such Bonds. Any moneys which shall be so set aside or deposited by the Trustee and which shall remain unclaimed by the Owners of such Bonds for a period of six (6) years, (or, if shorter, the period ending on the date immediately preceding the date that such funds would escheat to the State of Mississippi) after the date on which such Bonds shall have become due and payable shall upon request in writing be paid to the Company and, thereafter, the holders of such Bonds shall look only to the Company for the payment thereof and then only to the extent of the amount so received without any interest thereon, and the Issuer and the Trustee shall have no responsibility with respect to such moneys.


                           ARTICLE IV

                        GENERAL COVENANTS

     SECTION 4.01. Payment of Principal, Redemption Premium, if any, and Interest. The Issuer covenants that it will promptly pay the principal of and redemption premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in said Bonds on or before 10:00 a.m. Central Standard Time according to the true intent and meaning thereof, but only from the Revenues and Receipts of the Issuer under the Agreement specifically pledged herein for such purposes.

     SECTION 4.02. Performance of Covenants; Issuer. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State of Mississippi, including particularly and without limitation the Act, to issue the Bonds and to execute this Indenture, to assign and pledge the Agreement, the amounts payable under the Agreement and to pledge the amounts hereby pledged in the manner and to the extent herein set forth; that all action on its part necessary for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable obligations of the Issuer according to the terms thereof and hereof.

     SECTION 4.03. Instruments of Further Assurance; Liens and Encumbrances. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indenture or indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better pledging and assigning unto the Trustee all and singular the purchase price installments and any other income and other moneys pledged hereby to the payment of the principal of and interest and redemption premium, if any, on the Bonds. The Issuer further covenants that it will not create or suffer to be created any lien, encumbrance or charge upon its interest in the Agreement, including purchase price installments or any other income from the Agreement; provided, however, that nothing in this Section
4.03 shall require the Issuer to pay or cause to be discharged, or make provision for, any such lien, encumbrance or charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings.

     SECTION 4.04. Recordation. The Company is obligated pursuant to Section 10.01 of the Agreement to take all actions that at the time and from time to time may be necessary (or, in the opinion of the Trustee, may be necessary) to perfect, preserve, protect and secure the interests of the Issuer and the Trustee, or either, in and to the Revenues and Receipts of the Issuer under the Agreement, including, without limitation, the filing of all financing and continuation statements that may be required under the Mississippi Uniform Commercial Code. The Issuer and the Trustee covenant that they will execute all documents necessary to permit the Company to fulfill its obligations under said Section 10.01 of the Agreement.

     SECTION 4.05. Rights Under Agreement. The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, including provisions that subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions thereof the Agreement may not be amended, changed, modified, altered or terminated (other than as provided therein) without the concurring written consent of the Trustee, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder; and the Issuer agrees that the Trustee in its own name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Agreement for and on behalf of the Owners of the Bonds, whether or not the Issuer is in default hereunder.

     SECTION 4.06. Prohibited Activities; Arbitrage Covenants. The Issuer and the Trustee covenant that neither of them shall take any action or suffer or permit any action to be taken or condition to exist which causes or may cause the interest payable on the Bonds to be includable in gross income for purposes of federal income taxation. Without limiting the generality of the foregoing, the Issuer and the Trustee covenant that (a) the proceeds of the sale of the Bonds, the earnings thereon, and any other moneys on deposit in any fund or account maintained in respect of the Bonds (whether such moneys were derived from the proceeds of the sale of the Bonds or from other sources) will not be used in a manner which would cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the Code, and (b) all action with respect to the Bonds required by Section 148(f) of the Code shall be taken in a timely manner.

     SECTION 4.07. Notices of Trustee. The Trustee shall give notice to both the Issuer and the Company whenever it is required hereby to give notice to either and, additionally, shall furnish to the Issuer and the Company copies of any Notice by Mail or Publication given by it pursuant to any provision hereof.


                            ARTICLE V

                       REVENUES AND FUNDS

     SECTION 5.01. Source of Payment of Bonds. The Bonds authenticated and delivered hereunder are the obligations of the Issuer to make payments hereunder in respect of the principal of and redemption premium, if any, and interest on such Bonds. The Bonds are not general obligations of the Issuer but are limited obligations payable solely from Revenues and Receipts of the Issuer under the Agreement as authorized by the Act and from the Trust Estate pledged hereunder.

     The payments to be made by the Company under Section 5.02 of the Agreement are to be paid directly to the Trustee for the account of the Issuer and deposited in the Bond Fund. Such payments shall be sufficient in amount to provide for, and are pledged to secure, the payment of the principal of and redemption premium, if any, and interest on the Bonds.

     SECTION 5.02. Creation of Bond Fund. There is hereby created and established with the Trustee a trust fund to be designated "Claiborne County Pollution Control Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 1996 Bond Fund." Moneys deposited therein shall be used to pay the principal of and redemption premium, if any, and interest on the Bonds as provided in this Indenture.

     SECTION 5.03. Payments into the Bond Fund. There shall be deposited into the Bond Fund any accrued interest received from the sale of the Bonds. In addition, there shall be deposited into the Bond Fund, as and when received, (i) all payments made by the Company pursuant to Section 5.02 of the Agreement; (ii) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement which are required, or which are accompanied by directions from the Company that such moneys are to be paid into the Bond Fund; (iii) all payments or moneys received or realized as part of the Trust Estate pledged hereunder. The Issuer hereby covenants and agrees that, so long as any of the Bonds are Outstanding, it will deposit, or cause to be paid to the Trustee for deposit in the Bond Fund for its account, sufficient sums from Revenues and Receipts of the Issuer under the Agreement, promptly to meet and pay the principal of and redemption premium, if any, and interest on the Bonds as the same become due and payable; provided, however, that nothing herein shall be construed as requiring the Issuer to use any funds or revenues from any source other than the Revenues and Receipts of the Issuer under the Agreement.

     SECTION 5.04. Use of Moneys in the Bond Fund. Except as provided in Section 5.08 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of and redemption premium, if any, and interest on the Bonds.

     SECTION 5.05. Custody of the Bond Fund. The Bond Fund shall be in the custody of the Trustee but in the name of the Issuer, and the Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of and redemption premium, if any, and interest on the Bonds as the same become due and payable for the purpose of paying said principal, redemption premium, if any, and interest, which authorization and direction the Trustee hereby accepts.

     SECTION 5.06. Non-presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, whether at stated maturity, upon redemption, upon acceleration or otherwise, if funds sufficient to pay such Bond shall have been made available to the Trustee for the benefit of the holder thereof, all liability of the Issuer to the holder thereof for the payment of such Bond shall forthwith cease, terminate and be completely discharged.

     SECTION 5.07. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for the account of the Bond Fund under any provision of this Indenture or the Agreement shall be held by the Trustee in trust, and except for moneys deposited with or paid to the Trustee for the redemption of the Bonds, notice of the redemption of which has been duly given and for moneys deposited with or paid to the Trustee pursuant to Article VII hereof, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the security interest created hereby.

     SECTION 5.08. Repayment to the Company from Bond Fund. Any amounts remaining in the Bond Fund after payment in full of the principal of and redemption premium, if any, and interest on the Bonds and the fees and expenses of the Trustee and all other amounts required to be paid hereunder shall belong and be paid to the Company.

     SECTION 5.09. Creation and Use of the Rebate Fund. There is hereby created and established a special fund to be designated "Claiborne County Pollution Control Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 1996 Rebate Fund" (the "Rebate Fund") which shall be held by the Trustee, in trust, for the benefit of the Issuer to secure payment to the United States Government of all amounts to become due to the United States Government under the rebate requirements set forth in
Section 148(f) of the Code and to facilitate compliance by the Issuer, the Trustee, and the Company with the provisions of the Company's Tax Certificate and Covenants pertaining to the Bonds (the "Certificate").

     The Trustee shall apply any moneys in the Rebate Fund in accordance with written instructions from the Company. The Company is obligated, pursuant to the Certificate, to give such instructions to the Trustee in accordance with the Certificate.

     The Issuer and the Trustee shall not make or agree to make any payments or participate in any non-arms-length transaction which would have the effect of reducing the earnings on investments, thereby reducing the amount required to be rebated to the United States under Section 148(f) of the Code and regulations thereunder.

     The Rebate Fund shall not provide further security for the Bonds.

                           ARTICLE VI

                           INVESTMENTS

     SECTION 6.01. Investment of Moneys. Moneys in the Bond Fund shall, at the direction of the Company prior to the occurrence of an Event of Default (as defined in Section 8.01 hereof), be invested and reinvested in Investment Securities. In addition, the Trustee shall, at the direction of the Company prior to the occurrence of an Event of Default, enter into option agreements and agreements to lend securities with respect to any Investment Securities held by it, to the extent permitted by Mississippi law. Subject to the further provisions of this
Section 6.01, prior to the occurrence of an Event of Default, such investments shall be made, and such agreements entered into, by the Trustee as directed and designated by the Company in a certificate of, or telephonic advice promptly confirmed by a certificate of, an Authorized Company Representative. As and when any amounts thus invested may be needed for disbursements from the Bond Fund, the Trustee shall cause a sufficient amount of such investments to be sold or otherwise converted into cash to the credit of such fund. As long as no Event of Default shall have occurred and be continuing, the Company shall have the right to designate the investments to be sold and to otherwise direct the Trustee in the sale or conversion to cash of the investments made with the moneys in the Bond Fund, provided that the Trustee shall be entitled to conclusively assume the absence of any such Event of Default unless it has notice thereof within the meaning of Section 9.01(h) hereof. After the occurrence of an Event of Default, the Trustee shall have the right to make, in its sole and absolute discretion, any and all investment or other decisions that would otherwise be made by the Company pursuant to this Section 6.01 prior to the occurrence of an Event of Default.


                           ARTICLE VII

                     DISCHARGE OF INDENTURE

     SECTION 7.01. Discharge of Indenture. When the principal of and redemption premium, if any, and interest on all of the Bonds shall have been paid, or deemed paid as provided in this Article, and if the Issuer shall not then be in default under any of its other obligations under the terms of this Indenture, and if the Company shall have caused to be paid to the Trustee all other sums of money due or to become due according to the provisions hereof (or shall have made arrangements satisfactory to the Trustee for such payment) and shall not then be in default under any of its obligations under the terms of the Agreement, then the lien created hereby shall be discharged and satisfied, and thereupon the Trustee shall execute and deliver to the Issuer such instruments in writing as shall be requisite to cancel and discharge the Agreement and to evidence the discharge and cancellation of the lien; provided, however, that the Trustee shall remain obligated to hold in trust any amounts then remaining in the Bond Fund and to pay to the holders of the Bonds any amounts held by the Trustee for the payment of the principal of and redemption premium, if any, and interest on the Bonds according to the provisions of Section 5.04 hereof and to pay any remaining amounts to the Company as provided in Article V hereof.

     Any Bond shall be deemed to be paid within the meaning of this Article when delivered to the Trustee for cancellation or when payment of the principal of and redemption premium, if any, and interest thereon to the due date thereof (whether at maturity, upon redemption, upon acceleration or otherwise) either
(a) shall have been made or caused to be made in accordance with the terms thereof, or (b) shall have been provided by depositing with the Trustee, for such payment, (i) moneys sufficient to make such payment or (ii) moneys and/or Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of sufficient moneys to make such payment, provided that all necessary and proper fees, compensation and expenses of the Trustee pertaining to the Bonds with respect to which such deposit is made shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. At such times as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Obligations.

     Notwithstanding the foregoing, no deposit under clause (b) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until (1) proper notice of redemption of such Bonds shall have been given in accordance with Section
3.02 hereof, or in the event said Bonds are not by their terms subject to redemption within the next succeeding sixty (60) days, until the Company shall have given the Trustee on behalf of the Issuer, in form satisfactory to the Trustee, irrevocable instructions to give proper notice of such redemption and to notify, as soon as practicable, the holders of the Bonds in accordance with Article III hereof that the deposit required by
(b) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Article and stating such maturity or redemption date upon which moneys are to be available for the payment of the principal of and redemption premium, if any, on said Bonds, plus interest, or (2) the stated maturity of such Bonds. Any moneys so deposited with the Trustee as provided in this Article VII, only at the written direction or telecopy direction confirmed in writing of the Company, may also be invested and reinvested in Government Obligations maturing in the amounts and times as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Article which is not required for the payment of the Bonds and interest and redemption premium thereon with respect to which such moneys shall have been so deposited, shall be deposited in the Bond Fund as and when realized and collected for use and application as are other moneys deposited in that Fund; provided, in addition, that the Trustee shall have received the opinion of Bond Counsel to the effect that such deposit does not adversely effect the exclusion of the interest on the Bonds from gross income for purposes of federal income taxation.


                          ARTICLE VIII

               DEFAULT PROVISIONS AND REMEDIES OF
                     TRUSTEE AND BONDHOLDERS

     SECTION 8.01. Events of Default. Each of the following events shall constitute and be referred to in this Indenture as an "Event of Default":

               (a) default in the due and punctual payment of any interest on any Bond hereby secured and outstanding and the continuance thereof for a period of sixty (60) days;

               (b) default in the due and punctual payment of the principal of and redemption premium, if any, on any Bond hereby secured and Outstanding, whether at the stated maturity thereof, or upon proceedings for the unconditional redemption thereof, or upon the maturity thereof by acceleration;

               (c) default in the payment of any other amount required to be paid under this Indenture or in the performance or observance of any other of the covenants, agreements or conditions contained in this Indenture, or in the Bonds issued under this Indenture, and continuance thereof for a period of ninety (90) days after written notice specifying such failure and requesting that it be remedied, shall have been given to the Issuer and the Company by the Trustee, which may give such notice in its discretion and shall give such notice at the written request of Owners of not less than ten per centum (10%) in aggregate principal amount of the Bonds then Outstanding, unless the Trustee, or the Trustee and Owners of any aggregate principal amount of Bonds not less than the aggregate principal amount of Bonds the Owners of which requested such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Owners of such principal amount of Bonds, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is instituted by the Issuer, or the Company on behalf of the Issuer, within such period and is being diligently pursued; or

               (d)  the occurrence of an "Event of Default" under
     Section 8.01(c) or (d) of the Agreement.

     The term "default" as used in clauses (a), (b) and (c) above shall mean default by the Issuer in the performance or observance of any of the covenants, agreements or conditions on its part contained in this Indenture, or in the Bonds outstanding hereunder, exclusive of any period of grace required to constitute a default an "Event of Default" as hereinabove provided.

     SECTION 8.02. Acceleration. Upon the occurrence and continuance of an Event of Default described in clause (a), (b) or (d) of the first paragraph of Section 8.01 hereof, the Trustee may, and upon the request of the Owners of 25% in aggregate principal amount of all Bonds then Outstanding shall, by notice in writing to the Issuer and the Company, declare the principal of all Bonds then Outstanding to be immediately due and payable; and upon such declaration the said principal, together with interest accrued thereon to the date of acceleration, shall become due and payable immediately at the place of payment provided therein, anything in this Indenture or in the Bonds to the contrary notwithstanding. Upon the occurrence of any acceleration hereunder, the Trustee shall immediately declare all payments required to be paid pursuant to Section 5.02 of the Agreement to be due and payable immediately.

     Upon the occurrence of any acceleration hereunder, the Trustee shall give Notice by Mail to the Owners of all Bonds
Outstanding of the occurrence of such acceleration.

     If, after the principal of the Bonds has become due and payable, all arrears of interest and interest on overdue installments of interest (if lawful) at the rate per annum borne by the Bonds and the principal and redemption premium, if any, on all Bonds then Outstanding which shall have become due and payable otherwise than by acceleration and all other sums payable under this Indenture except the principal of, and interest on, the Bonds which by such acceleration shall have become due and payable upon the Bonds, are paid by the Issuer, and the Issuer pays the reasonable charges of the Trustee, the bondholders and any trustee appointed under law, including the Trustee's reasonable attorney's fees, then, and in every such case, the Trustee shall annul such acceleration and its consequences, and such annulment shall be binding upon all Owners of Bonds issued hereunder; but no such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. The Trustee shall forward a copy of such annulment notice pursuant to this paragraph to the Issuer.

     SECTION 8.03. Other Remedies. If any Event of Default occurs and is continuing, except as otherwise provided in Section
9.11 hereof, the Trustee may pursue any available remedy by suit at law or in equity to enforce the payment of the principal of and redemption premium, if any, and interest on the Bonds then Outstanding hereunder, then due and payable, and enforce each and every right granted to it under the Agreement and any supplements or amendments thereto for the benefit of the Owners of the Bonds. In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in
Section 9.01(a) hereof, would best serve the interests of the Owners of the Bonds.

     SECTION 8.04. Legal Proceedings by Trustee. If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the Owners of twenty-five per centum (25%) in aggregate principal amount of all Bonds then Outstanding and receipt of indemnity to its satisfaction shall, in its own name as Trustee:

               (a)  by mandamus, or other suit, action or
     proceeding at law or in equity, enforce all rights of the Owners of the Bonds, including the right to require the Issuer to enforce any rights under the Agreement and to require the Issuer to carry out any other provisions of this Indenture for the benefit of the Owners of the Bonds and to perform its duties under the Act;

               (b)  bring suit upon the Bonds;

               (c)  by action or suit in equity require the
     Issuer to account as if it were the trustee of an express trust for the Owners of the Bonds; or

               (d) by action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Owners of the Bonds.

     No remedy conferred upon or reserved to the Trustee or to the Owners of the Bonds by the terms of this Indenture is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Owners of the Bonds hereunder or now or hereafter existing at law or in equity or by statute.

     No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein; and every such right and power may be exercised from time to time as often as may be deemed expedient.

     No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Owners of the Bonds, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

     SECTION 8.05. Right of Owners to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, the Owners of a majority in aggregate principal amount of Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder, provided, that such direction shall not be otherwise than in accordance with the provisions of law or of this Indenture.

     SECTION 8.06. Appointment of Receivers. Upon the occurrence of an Event of Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Owners of the Bonds under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate, with such powers as the court making such appointment shall confer.

     SECTION 8.07. Waiver. Upon the occurrence of an Event of Default, to the extent that such rights may then lawfully be waived, neither the Issuer, nor the State of Mississippi, nor any political subdivision thereof, nor anyone claiming through or under any of them, shall set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, but the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

     SECTION 8.08. Application of Moneys. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article VIII shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, including but not limited to payments for and expenses of third party professionals, be deposited in the Bond Fund and all moneys in the Bond Fund shall be applied as follows:

          (a) Unless the principal of all the Bonds shall have become due and payable, all such moneys shall be applied:

               FIRST - To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

               SECOND - To the payment to the persons entitled thereto of the unpaid principal of and redemption premium, if any, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest on such Bonds from the respective dates upon which they became due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege.

               THIRD - Payment of interest on and principal of the Bonds, and to the redemption of Bonds in accordance with the provisions of Article III hereof.

          (b) If the principal of all the Bonds shall have become due and payable, all such moneys shall be applied to the payment of the principal and interest then due upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege.

     (c) If the principal of all the Bonds shall have become due and payable, and if such acceleration shall thereafter have been rescinded and annulled under the provisions of this Article VIII then, subject to the provisions of subsection (b) of this Section
8.08 in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of subsection (a) of this Section 8.08.

     Whenever moneys are to be applied pursuant to the provisions of this Section 8.08, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Owner of any unpaid Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

     Whenever all principal of and redemption premium, if any, and interest on all Bonds have been paid under the provisions of this Section 8.08 and all expenses and charges of the Trustee have been paid, any balance remaining in the Bond Fund shall be paid to the Company as provided in Section 5.08 hereof.

     SECTION 8.09. Remedies Vested in the Trustee. All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or proceedings relating thereto; and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Owners of the Bonds; and any recovery of judgment shall subject to Section 8.08 of this Indenture be for the equal and ratable benefit of the Owners of the Outstanding Bonds.

     SECTION 8.10. Rights and Remedies of Owners of the Bonds. No Owner of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless (a) a default has occurred of which the Trustee has been notified as provided in Section 9.01(h) hereof, or of which by said subsection it is deemed to have notice, (b) such default shall have become an Event of Default and the Owners of not less than twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in their own name or names, (c) they have offered to the Trustee indemnity as provided in Section 9.01(l) hereof, and (d) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more Owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the Owners of all Bonds then Outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any bondholder to enforce the payment of the principal of and redemption premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of and redemption premium, if any, and interest on each of the Bonds issued hereunder to the respective Owners thereof at the time, place, from the source and in the manner expressed in the Bonds.

     SECTION 8.11. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer and the Trustee shall be restored to their former positions and rights hereunder; and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken, except to the extent the Trustee is legally bound by such adverse determination.

     SECTION 8.12. Waivers of Events of Default. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any acceleration of maturity of principal, and shall do so upon the written request of the Owners of (a) not less than two-thirds in principal amount of all the Bonds then Outstanding in respect of which default in the payment of principal and/or interest exists, or (b) more than one-half in principal amount of all Bonds then Outstanding in the case of any other default; provided, however, that there shall not be waived
(i) any Event of Default in the payment of the principal of any Outstanding Bonds at the date of maturity specified therein or
(ii) any default in the payment when due of the interest on any such Bonds unless prior to such waiver or rescission, all arrears of interest, with interest (to the extent permitted by law) at the rate borne by the Bonds in respect of which such default shall have occurred on overdue installments of interest or all arrears of payments of principal when due, as the case may be, and all expenses of the Trustee in connection with such default shall have been paid or provided for, and in cases of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the Owners of the Bonds shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.

     SECTION 8.13. Opportunity of Issuer and Company to Cure Defaults Under Section 8.01(c); Notice. With regard to any alleged default concerning which notice is given to the Issuer and the Company under the provisions of Section 8.01(c), the Issuer hereby grants the Company full authority for the account of the Issuer to perform any covenant or obligation alleged in said notice to constitute a default, in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

     In the event that the Trustee fails to receive Loan Repayment when due under the Agreement, the Trustee shall immediately give notice by overnight courier, facsimile transmission or certified mail to the Company specifying such failure.


                           ARTICLE IX

                           THE TRUSTEE

     SECTION 9.01. Acceptance of the Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified in (a) above, and shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company if selected or retained prior to the occurrence of an Event of Default), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

          (c) The Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the certificate of the Trustee endorsed on the Bonds), or for the recording or re-recording, filing or re-filing of this Indenture, or any other instrument required by this Indenture to secure the Bonds, or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value or title of the Project or otherwise as to the maintenance of the security hereof; except that in the event the Trustee enters into possession of a part or all of the property herein conveyed pursuant to any provision of this Indenture, it shall use due diligence in preserving such property; and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions and agreements aforesaid as to the condition of the property herein conveyed.

          (d) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee may become the Owner of Bonds secured hereby with the same rights which it would have if it were not the Trustee. To the extent permitted by law, the Trustee may also receive tenders and purchase in good faith Bonds from itself, including any department, affiliate or subsidiary, with like effect as if it were not the Trustee.

          (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding upon all future Owners of the same Bond and upon Owners of Bonds issued in exchange therefor or in place thereof.

          (f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by a representative of the Issuer or an Authorized Company Representative as sufficient evidence of the facts therein contained; and, prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section 9.01, or of which by said subsection it is deemed to have notice, the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Clerk under the seal of the Issuer to the effect that a resolution in the form therein set forth has been adopted by said Issuer as conclusive evidence that such resolution has been duly adopted, and is in full force and effect.

          (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and it shall not be answerable for other than its negligence or willful default.

          (h) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article IV hereof or the failure of the Issuer or the Company to file with the Trustee any document required by this Indenture or the Agreement to be so filed subsequent to the issuance of the Bonds, unless the Trustee shall be specifically notified in writing of such default by the Issuer or by the Owners of at least twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding; and all notices or other instruments required by this Indenture to be delivered to the Trustee, must, in order to be effective, be delivered at the principal office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.

          (i) At any and all reasonable times the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right fully to inspect all books, papers and records of the Issuer pertaining to the Bonds, and to take such memoranda from and in regard thereto as may be desired.

          (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

          (k) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, which the Trustee in its discretion may deem desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

          (l) Before taking any action referred to in this Indenture, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default by reason of any action so taken.

          (m) All moneys received by the Trustee or any Paying Agent shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any moneys received hereunder except such as may be mutually agreed upon.

     SECTION 9.02 Fees, Charges and Expenses of Trustee. The Trustee shall be entitled to payment and reimbursement from the Company for reasonable fees for its services rendered hereunder and all advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Trustee in connection with such services. Upon an Event of Default, but only upon an Event of Default, the Trustee shall have a first lien with right of payment prior to payment on account of principal of and redemption premium, if any, and interest on any Bond upon the Trust Estate for the foregoing fees, charges and expenses incurred by it respectively.

     SECTION 9.03. Notice to Owners of Bonds if Default Occurs. If a default occurs of which the Trustee is by Section 9.01(h) hereof required to take notice or if notice of default be given as provided in Section 9.01(h), then the Trustee shall promptly give written notice thereof by certified mail or telecopier communication to each registered Owner of Bonds then Outstanding such notice to be given on the next business day if the Company defaults on an installment payment under the Agreement.

     SECTION 9.04. Intervention by Trustee. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of the Owners of the Bonds, the Trustee may intervene on behalf of Owners of the Bonds and shall do so if requested in writing by the Owners of at least twenty-five per centum (25%) of the aggregate principal amount of Bonds then Outstanding. The rights and obligations of the Trustee under this Section 9.04 are subject to the approval of a court of competent jurisdiction.

     SECTION 9.05. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such successor Trustee shall have been approved as successor Trustee by the Company in writing filed with the Issuer and the Trustee.

     SECTION 9.06. Resignation by Trustee. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving thirty (30) days' written notice to the Issuer and by registered or certified mail to each registered Owner of Bonds then Outstanding, and such resignation shall take effect at the end of such thirty days, or upon the earlier appointment of a successor Trustee pursuant to Section 9.08 hereof. Such notice to the Issuer may be served personally or sent by registered mail.

     SECTION 9.07. Removal of Trustee. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer, and signed by the Owners of a majority in aggregate principal amount of Bonds then Outstanding or by the Company so long as no Event of Default as defined in Section 8.01(a), (b) or (d) hereof has occurred and is continuing.

     SECTION 9.08. Appointment of Successor Trustee; Temporary Trustee. In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor shall be appointed by the Issuer at the direction of the Company. The Issuer shall give Notice by Publication of such appointment once in each of two consecutive calendar weeks. If the Issuer fails to make such appointment promptly, a successor may be appointed by the Owners of a majority in aggregate principal amount of Bonds then Outstanding. Every such successor Trustee appointed pursuant to the provisions of this Section 9.08 shall be a trust company or bank in good standing having a reported capital and surplus of not less than $6,000,000, if there be such an institution willing, qualified and able to accept the trusts upon reasonable and customary terms.

     SECTION 9.09. Concerning Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessors; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its or his successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this
Article IX, shall be filed and/or recorded by the successor Trustee in each recording office where the Indenture shall have been filed and/or recorded and the successor Trustee shall bear the costs thereof.

     SECTION 9.10. Successor Trustee as Bond Registrar, Paying Agent, Custodian of Bond Fund and Rebate Fund. In the event of a change of Trustee, the Trustee which has resigned or been removed shall cease to be Bond Registrar, Paying Agent and custodian of the Rebate Fund and the Bond Fund, and the successor Trustee shall become such Bond Registrar, Paying Agent and custodian.

     SECTION 9.11. Trustee and Issuer Required to Accept Directions and Actions of Company. Whenever after a reasonable request by the Company the Issuer shall fail, refuse or neglect to give any direction to the Trustee or to require the Trustee to take any action which the Issuer is required to have the Trustee take pursuant to the provisions of the Agreement or this Indenture, the Company as agent of the Issuer may give any such direction to the Trustee or require the Trustee to take any such action, and the Trustee is hereby irrevocably empowered and directed to accept such direction from the Company as sufficient for all purposes of this Indenture. The Company shall have the right as agent of the Issuer to cause the Trustee to comply with any of the Trustee's obligations under this Indenture to the same extent that the Issuer is empowered so to do.

     Certain actions or failures to act by the Issuer under this Indenture may create or result in an Event of Default under this Indenture and the Company, as agent of the Issuer, may, to the extent permitted by law, perform any and all acts or take such action as may be necessary for and on behalf of the Issuer to prevent or correct said Event of Default and the Trustee shall take or accept such performance by the Company as performance by the Issuer in such event.

     The Issuer hereby makes, constitutes and appoints the Company irrevocably as its agent to give all directions, do all things and perform all acts provided, and to the extent so provided, by this Section 9.11.


                            ARTICLE X

                     SUPPLEMENTAL INDENTURES

     SECTION 10.01. Supplemental Indentures Not Requiring Consent of Owners. The Issuer and the Trustee may with the prior consent of the Company and with an opinion of Bond Counsel to the effect that such action will not impair the exclusion of the interest on the Bonds from gross income for purposes of federal income taxation, but without the consent of, or notice to, any of the Owners of the Bonds, enter into an indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

          (a) to cure any ambiguity, defect or omission in this Indenture, or to otherwise amend this Indenture, in such manner as shall not in the opinion of the Trustee impair the security hereof or adversely affect the Owners of the Bonds;

          (b) to grant to or confer upon the Trustee for the benefit of the Owners of the Bonds any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Owners of the Bonds or the Trustee;

          (c) to add additional covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer;

          (d) to subject to this Indenture additional revenues, properties or collateral; and

          (e) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States, and, if they so determine, to add to this Indenture or any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute.

     SECTION 10.02. Supplemental Indentures Requiring Consent of Owners. Exclusive of Supplemental Indentures covered by Section
10.01 hereof and subject to the terms and provisions contained in this Section 10.02, and not otherwise, the Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any indenture supplemental hereto; provided, however, that nothing in this Section 10.02 contained shall permit, or be construed as permitting (i) a change in the maturity date of the principal of or the interest on any Bond issued hereunder, (ii) a reduction in the principal amount of, or redemption premium on, any Bond or Bonds or the rate or rates of interest thereon, or (iii) a reduction in the aggregate principal amount of the Bonds required for consent to such Supplemental Indenture unless, in each case, Owners of all Bonds then Outstanding consent to such Supplemental Indenture.

     If at any time the Issuer shall request the Trustee to enter into any such Supplemental Indenture for any of the purposes of this Section 10.02, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause Notice By Mail of the proposed execution of such Supplemental Indenture to be given to the Owners of all Outstanding Bonds. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all bondholders. If, within sixty (60) days or such longer period as shall be prescribed by the Issuer following the mailing of such notice, the Owners of not less than a majority in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such Supplemental Indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained herein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such Supplemental Indenture as in this Section 10.02 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith and without the necessity for notation on the Outstanding Bonds.

     Anything herein to the contrary notwithstanding, a Supplemental Indenture under this Article X which affects the rights of the Company shall not become effective unless and until the Company shall have consented to the execution and delivery of such Supplemental Indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture to be mailed by certified or registered mail to the Company at least fifteen (15) days prior to the publication of notice of the proposed execution of such Supplemental Indenture as provided in this Section 10.02. The Company shall be deemed to have consented to the execution and delivery of any such Supplemental Indenture if the Trustee receives a letter or other instrument signed by an authorized officer of the Company expressing consent.

     SECTION 10.03. Trustee Authorized to Join in Supplements; Reliance on Counsel. The Trustee is authorized to join with the Issuer in the execution and delivery of any Supplemental Indenture permitted by this Article X and in so doing shall be fully protected by an opinion of counsel who may be counsel for the Issuer or the Company that such Supplemental Indenture is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding Supplemental Indenture have been done.


                           ARTICLE XI

                     AMENDMENT OF AGREEMENT

     SECTION 11.01. Amendments, etc., to Agreement Not Requiring Consent of Owners. The Issuer and the Trustee shall, without the consent of or notice to the Owners of the Bonds, consent to any amendment, change or modification of the Agreement as may be (i) required by the provisions of the Agreement or this Indenture,
(ii) for the purpose of curing any ambiguity or formal defect or omission, (iii) in connection with the Project so as to more precisely identify the same or substitute or add additional facilities acquired in accordance with the provisions of the Agreement, or (iv) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Owners of the Bonds; provided, however, that as a condition of such consent, there may be required an opinion of Bond Counsel to that effect and to the effect that such action does not adversely effect the exclusion of interest from gross income for purposes of federal income taxation.

     SECTION 11.02. Amendments, etc., to Agreement Requiring Consent of Owners. Except for the amendments, changes or modifications as provided in Section 11.01 hereof, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Agreement without publication of notice and the written approval or consent of the Owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding given and procured as in this Section
11.02 provided. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, give Notice By Mail of such proposed amendment, change or modification in the same manner as provided by Section 10.02 hereof with respect to Supplemental Indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file with the Trustee for inspection by all Owners of the Bonds.

     SECTION 11.03. Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Issuer in the execution and delivery of any amendment permitted by this Article XI and in so doing shall be fully protected by an opinion of counsel, who may be counsel for the Issuer or the Company, that such amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done.


                           ARTICLE XII

                          MISCELLANEOUS

     SECTION 12.01. Consents, etc., of Owners of Bonds. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Owners of the Bonds may be in any number of concurrent writings of similar tenor and may be signed or executed by such Owners of the Bonds in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument, namely the fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution. For all purposes of this Indenture and of the proceedings for the enforcement hereof, Ownership of the Bonds shall be proved by the records of the Bond Registrar.

     SECTION 12.02. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture, or the Bonds, is intended or shall be construed to give to any person or company other than the Company, the parties hereto, and the Owners of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the Company, the parties hereto and the Owners of the Bonds as herein provided.

     SECTION 12.03. Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.

     SECTION 12.04. Notices. Any notice, request, complaint, demand, communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, or sent by telegram, addressed as follows: If to the Issuer, at the Office of the Chancery Clerk, Post Office Box 449, Port Gibson, Mississippi 39150; if to the Trustee, at 501 Main Street, Pine Bluff, Arkansas, 71601, Attention: Corporate Trust Administration Department; and if to the Company at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: [Treasurer]. A duplicate copy of each notice required to be given hereunder by either the Issuer or the Trustee shall also be given to the Company, and a duplicate copy of each notice required to be given hereunder by the Trustee to either the Issuer or the Company shall also be given to the other. The Issuer, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     SECTION 12.05. Trustee as Paying Agent. The Trustee is hereby designated and agrees to act as Paying Agent for and in respect to the Bonds.

     SECTION 12.06. Payments Due on Sundays and Holidays. In any case where the date of maturity of interest on or principal of Bonds or the date fixed for redemption of any Bonds shall be in the city of payment a Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment of interest or principal (and redemption premium, if any) need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest on such payment shall accrue for the period after such date.

     SECTION 12.07. Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 12.08. Applicable Provisions of Law. This Indenture shall be governed by and construed in accordance with the internal laws of the State.

     SECTION 12.09. Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Indenture.

     SECTION 12.10 No Liability of Issuer. No breach or violation of any covenant, agreement or undertaking contained in this Indenture shall impose any pecuniary liability upon the Issuer or any charge upon its general credit or against its taxing powers, but the Issuer shall nonetheless be obligated with respect to, and liable to the extent of, the Trust Estate specifically pledged hereunder.

     IN WITNESS WHEREOF, CLAIBORNE COUNTY, MISSISSIPPI, has caused this Indenture to be executed by the President of its Board of Supervisors, and its seal to be hereunto affixed, attested by the Clerk of said Board, and Simmons First National Bank, as Trustee, has caused this Indenture to be executed and its corporate seal to be hereunto affixed and attested, all by its duly authorized officers, all as of the date first above written.

                              CLAIBORNE COUNTY, MISSISSIPPI



                              By:
                              ________________________________
                                 President, Board of Supervisors

Attest:


_____________________________
Clerk, Board of Supervisors


                              SIMMONS FIRST NATIONAL BANK,
                              TRUSTEE



                              By:________________________________


Attest:


_____________________________




                            EXHIBIT A





                         [FORM OF BOND]

                 [Add DTC Legend if Applicable]

                    UNITED STATES OF AMERICA

                      STATE OF MISSISSIPPI

                  CLAIBORNE COUNTY, MISSISSIPPI

            POLLUTION CONTROL REVENUE REFUNDING BOND

             (SYSTEM ENERGY RESOURCES, INC. PROJECT)

                           Series 1996



No. R-                                             $__________


      MATURITY DATE           ORIGINAL ISSUE DATE      CUSIP

     February 1, 2026          February 15, 1996     179423AK4

REGISTERED OWNER:  _____________________________


PRINCIPAL SUM:  _________________


      KNOW ALL MEN BY THESE PRESENTS THAT CLAIBORNE COUNTY, MISSISSIPPI (the "Issuer"), a body politic and corporate and a political subdivision duly created and validly existing pursuant to the laws and constitution of the State of Mississippi (the "State"), for value received, promises to pay, solely from the source and as hereinafter provided, to the registered owner named above, or registered assigns, the principal sum specified above on the maturity date specified above (or earlier as hereinafter referred to) and in like manner and solely from the same source to pay interest on said sum from the date determined as described in the Indenture referred to on [page ___ or the reverse hereof] at the rate of six and twenty one-hundredths per centum (6.20%) per annum, on February 1 and August 1 of each year, commencing August 1, 1996, until the principal sum is paid or duly provided for. Interest on this Bond shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Principal of and redemption premium, if any, and interest on this Bond are payable in lawful money of the United States of America at the principal corporate trust office of Simmons First National Bank, 501 Main Street, Pine Bluff, Arkansas 71601, as paying agent and trustee under the Indenture, or its successor in trust (the "Trustee"). Interest hereon shall be payable to the person in whose name this Bond is registered at the close of business on the fifteenth day of the month preceding each interest payment date (whether or not such date is a Business Day); such interest shall be paid by clearinghouse check mailed to the person entitled thereto.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH [ON THE REVERSE HEREOF OR ON PAGES ____ THROUGH ____ HEREOF], WHICH SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ABOVE THE EXECUTION AND AUTHENTICATION.

      IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; that the issuance of this Bond and the issue of which it forms a part do not exceed or violate any constitutional or statutory limitation; and that provision has been made in the Indenture for the deposit with the Trustee, but only from the Trust Estate pledged thereunder for the payment of the principal of and the redemption premium, if any, and interest on this Bond and the issue of which it forms a part, of moneys sufficient in amount for such purposes.

      This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee.

      IN WITNESS WHEREOF, CLAIBORNE COUNTY, MISSISSIPPI, has caused this Bond to be executed in its name on its behalf by the manual or facsimile signature of the President of the Board of Supervisors, its corporate seal or a facsimile thereof to be hereunto affixed, impressed, imprinted or otherwise reproduced hereon, and attested by the manual or facsimile signature of the Clerk of the Board of Supervisors of Claiborne County, Mississippi, all as of this 15th day of February, 1996.

                                 CLAIBORNE COUNTY, MISSISSIPPI



[SEAL]                           By:________________________________
                                    President, Board of Supervisors

ATTEST:



By:___________________________
   Clerk, Board of Supervisors

        [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  (To be endorsed on all Bonds)

                  CERTIFICATE OF AUTHENTICATION

      This Bond is one of the Bonds of the series designated in and issued under the provisions of the within-mentioned Indenture. A signed original of the Opinion of Bond Counsel, Watkins Ludlam & Stennis, P.A., Jackson, Mississippi, pertaining to the Bonds is on file with the undersigned.

                                 SIMMONS FIRST NATIONAL BANK,
                                 as Trustee



DATED:_____________________      By:___________________________
                                    Authorized Signatory



                [FORM OF VALIDATION CERTIFICATE]

                  (To be printed on all Bonds)

                     VALIDATION CERTIFICATE

STATE OF MISSISSIPPI
COUNTY OF CLAIBORNE

      I, the undersigned Clerk of the Board of Supervisors and Chancery Clerk of Claiborne County, Mississippi, do hereby certify that the within Bond has been validated and confirmed by Decree of the Chancery Court of Claiborne County, Mississippi, rendered on the 9th day of February, 1996.

                              [manual or facsimile signature]

[SEAL]                        Clerk, Board of Supervisors and
                              Chancery Clerk of Claiborne County,
                              Mississippi


(THE  FOLLOWING  PROVISIONS SHALL APPEAR ON THE REVERSE  SIDE  OR
SUPPLEMENTAL PAGES OF EACH OF THE BONDS)

      This Bond is one of the Issuer's Pollution Control Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 1996 aggregating $90,000,000 in principal amount (the "Bonds") issued pursuant to the provisions of Sections 31-15-21 through 31-15-27, Mississippi Code of 1972, as amended (the "Act") and the Constitution of the State, for the purpose of providing funds that, together with other funds to be made available therefor, will be used to refund the Issuer's outstanding Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series E (the "Prior Bonds"). The Prior Bonds were issued on May 29, 1986, to defray the cost of acquiring an undivided 90% interest (the "Project") in certain air and water pollution control facilities and sewage and solid waste disposal facilities (collectively, the "Facilities") at the Grand Gulf Nuclear Station (the "Plant"), a nuclear electric generating plant located within Claiborne County on Bald Hill Road approximately six to seven miles northwest of the City of Port Gibson, Mississippi, which undivided interest was sold by the Issuer to Middle South Energy, Inc., now known as System Energy Resources, Inc. (the "Company") pursuant to an Installment Sale Agreement between the Issuer and the Company dated as of May 1, 1986; the Company is the owner of the Project; Entergy Operations, Inc., a Delaware corporation and an affiliate of the Company, is the operator of the Facilities and the Plant. The Prior Bonds are refunded with the proceeds of the Bonds and other funds provided by the Company, pursuant to an Amended and Restated Installment Sale Agreement between the Issuer and the
Company  dated  as  of February 15, 1996 (the "Agreement").   The
Bonds are issued under and are equally and ratably secured by and entitled to the protection of a Trust Indenture dated as of even date with the Agreement (the "Indenture") from the Issuer to the
Trustee.   Reference  is  hereby made  to  the  Indenture  for  a
description of the rights, limitation of rights, duties and obligations of the Issuer, Trustee, Paying Agent and the Owners
of  the  Bonds.   Capitalized  terms used  herein  not  otherwise
defined shall have the meaning ascribed to such terms in the Indenture.

      The Bonds are issuable as fully registered Bonds in denominations of $5,000 or any integral multiple thereof. Bonds, upon surrender thereof at the principal office of the Trustee, together with an assignment duly executed by the registered Owner or his attorney or legal representative in such form as shall be satisfactory to the Trustee, may, at the option of the registered Owner thereof, be exchanged for an equal aggregate principal amount of Bonds, of any denomination or denominations authorized by the Indenture, and in the same form as the Bonds surrendered for exchange.

      The Bonds are subject to optional redemption by the Issuer, at the direction of the Company, prior to maturity in whole or in part, in such manner as the Trustee may determine, at any time on or after February 1, 2001, at the redemption prices (expressed as percentages of principal amount) set forth in the table below plus accrued interest to the redemption date:

                                                  Optional
                                                 Redemption
                 Redemption Period                 Price

      February 1, 2001 through January 31, 2002    102%
      February 1, 2002 through January 31, 2003    101%
      February 1, 2003 and thereafter              100%


      The Bonds are also subject to optional redemption by the Issuer, at the direction of the Company, in whole but not in part, at any time, at a redemption price equal to the principal amount plus accrued interest to the redemption date if:

           (i)   the  Company  shall  have  determined  that  the
     continued   operation   of  the  Plant   is   impracticable,
     uneconomical or undesirable for any reason;

           (ii) the Company shall have determined that the continued operation of the Facilities is impracticable, uneconomical or undesirable due to (A) the imposition of taxes, other than ad valorem taxes currently levied upon privately owned property used for the same general purpose as the Facilities, or other liabilities or burdens with respect to the Facilities or the operation thereof,
     (B) changes in technology, in environmental standards or legal requirements or in the economic availability of materials, supplies, equipment or labor or (C) destruction of or damage to all or part of the Facilities;

          (iii) all or substantially all of the Facilities or the Plant shall have been condemned or taken by eminent domain;
     or

           (iv) the operation of the Facilities or the Plant shall have been enjoined or shall have otherwise been prohibited by an order, decree, rule or regulation of any court or of any federal, state or local regulatory body, administrative agency or other governmental body.


      The Bonds are also subject to optional redemption by the Issuer, at the direction of the Company, in whole but not in part, at any time prior to February 1, 2001, at a redemption price equal to 102% of the principal amount being redeemed plus accrued interest to the redemption date, if the Company shall have consolidated with or merged with or into another corporation, or sold or otherwise transferred all or substantially all of its assets.

      In addition, the Bonds are subject to mandatory redemption prior to their scheduled maturity, on a date to be specified by the Company, which shall be no later than one hundred eighty
(180) days after a final determination or final action referred to below, at a redemption price equal to the principal amount thereof plus accrued interest thereon to the date of redemption, but without premium, if, as a result of any final determination of a federal court or final action of the Internal Revenue Service, in a proceeding in which the Company has received timely notice of and has had an opportunity to participate at its expense, it is determined that as a result of the failure of the Company to observe any covenant, agreement or representation in the Agreement or the Issuer to observe any covenant, agreement or representation in the Indenture, the interest payable on the Bonds is not excludable from gross income of an Owner of a Bond (other than an Owner who is a "substantial user" of the Project or "related person" within the meaning of Section 147 of the Code and applicable regulations promulgated thereunder) under Section 103 of the Code. The Bonds shall be redeemed, whether in whole or in part, in such principal amount that the interest payable on any Bonds remaining Outstanding after such redemption would not, in the opinion of Bond Counsel, be included in the gross income of an Owner thereof (other than an Owner who is a "substantial user" or "related person" within the meaning of Section 147(a) of the Code and applicable regulations promulgated thereunder).

      If the Bonds cease to be held in book entry form and less than all of the Bonds shall be called for redemption, the particular Bonds or portions of registered Bonds to be redeemed shall be selected by the Trustee by lot or in such other manner as the Trustee in its discretion may determine; provided, however, that the portion of any registered Bond to be redeemed shall be in the principal amount of $5,000 or some multiple thereof, and that, in selecting Bonds for redemption, the Trustee shall treat each Bond as representing that number of Bonds which is obtained by dividing the principal amount of such registered Bond by $5,000.

      At least thirty (30) days but not more than sixty (60) days before the redemption date of any Bonds the Trustee shall cause a notice of any such redemption, either in whole or in part, to be mailed, postage prepaid, to all registered Owners of Bonds to be redeemed in whole or in part at their addresses as they appear on the registration books of the Trustee, but failure so to mail any such notice shall not affect the validity of the proceedings for such redemption. Each such notice shall set forth the date fixed for redemption, the redemption price to be paid and, if less than all of the Bonds then Outstanding shall be called for redemption, the distinctive numbers and letters, if any, of such Bonds to be redeemed and, in the case of Bonds to be redeemed in part only, the portion of the principal amount thereof to be redeemed. In case any Bond is to be redeemed in part only, the notice of redemption which relates to such Bond shall state also that on or after the redemption date, upon surrender of such Bond, a new Bond in principal amount equal to the unredeemed portion of such Bond will be issued.

     If at the time of giving of notice of an optional redemption there shall not have been deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditioned upon the deposit of the redemption moneys with the Trustee not later than the opening of business on the redemption date, and such notice shall be of no effect unless such moneys are so deposited. If such moneys are not so deposited, the Bonds shall not be redeemed and the Trustee shall, in the manner in which notice of redemption was given, give notice that such moneys were not deposited.

     On the date so designated for redemption, moneys for payment of the redemption price and accrued interest to the redemption date being held by the Trustee in trust for the Owners of the Bonds or portions thereof to be redeemed, the Bonds or portions of Bonds so called for redemption shall become and be due and payable at the redemption price provided for redemption of such Bonds or portions of Bonds on such date, interest on the Bonds or portions of Bonds so called for redemption shall cease to accrue, such Bonds or portions of Bonds shall cease to be entitled to any benefit or security under the Indenture, and the Owners of such Bonds or portions of Bonds shall have no rights in respect thereof except to receive payment of the redemption price thereof and accrued interest to the redemption date and, to the extent provided in the Indenture, to receive Bonds for any unredeemed portions of Bonds.

     This Bond and the issue of which it forms a part are limited obligations of the Issuer. The principal of and the premium, if any, and interest on the Bonds are payable solely out of and secured by an irrevocable pledge of the Revenues and Receipts of the Issuer under the Agreement and any other sums which may be received by the Issuer from or in connection with the issuance of the Bonds and the sale of the Project to the Company that constitute a part of the Trust Estate under the Indenture. The Issuer shall not be obligated to pay the principal of or the premium, if any, or the interest on the Bonds or other costs incident thereto from any other source. The Bonds and the premium, if any, and interest thereon shall never constitute an indebtedness of the Issuer within the meaning of any constitutional provision or statutory limitation of the State and shall never constitute nor give rise to a pecuniary liability of the Issuer or a charge against the general credit or taxing powers of the Issuer, the State or any political subdivision thereof. The Agreement provides that moneys sufficient for the prompt payment when due of the principal of and premium, if any, and interest on the Bonds are to be paid by the Company to the Trustee for the account of the Issuer and deposited in trust in the Bond Fund described therein; under the Indentures the Revenues and Receipts of the Issuer under the Agreement have been duly assigned by the Issuer to the Trustee to secure payment of the principal of, and the premium, if any, and interest on the Bonds issued under the Indenture.

      The Indenture prescribes the manner in which it may be discharged, including a provision that the Bonds shall be deemed to be paid if Governmental Obligations, as defined therein, maturing as to principal and interest in such amounts and at such times as will provide sufficient funds to pay the principal of and premium, if any, and interest on the Bonds and all fees and expenses of the Trustee and any Paying Agent, shall have been deposited with the Trustee, after which, and upon the giving of notice in accordance with the Indenture, the Bonds shall no longer be secured by or be entitled to the benefits of the Indenture, except for any such payment from such Governmental Obligations. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all of the Bonds issued under the Indenture and then Outstanding, together with interest accrued thereon, may become or may be declared due and payable before the stated maturity thereof,
subject  to  rescission  of  acceleration  as  provided  in   the
Indenture.

      The Owner of this Bond shall have no right to institute any action for the enforcement of the Indenture or for the execution of any trust thereof, except as provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Owners of the Bonds at any time by the Issuer and the Trustee without the consent of the Owners of the Bonds, and in certain other cases such modifications may be made only with the consent of the Owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, as set forth in the Indenture. Any such consent or waiver by the Owner of this Bond shall be conclusive and binding upon such Owners of this Bond and of any Bond issued upon the exchange of this Bond whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions permitting the Trustee to waive certain past defaults thereunder.

      This Bond is transferable by the registered Owner hereof in person or by his attorney or legal representative at the principal corporate trust office of the Trustee, but only in the manner and subject to the limitations and conditions provided in the Indenture and upon surrender and cancellation of this Bond. Upon any such transfer the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for this Bond a new registered Bond or Bonds, registered in the name of the transferee, of authorized denominations in aggregate principal amount equal to the principal amount of this Bond.

      No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any member of the Governing Body or any other officer or employee of the Issuer in his individual capacity, and neither the members of the Governing Body of the Issuer nor any official executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of issuance of this Bond. This Bond is issued with the intent that the internal laws of the State shall govern its construction.

                      [FORM OF ASSIGNMENT]
                  (To be endorsed on all Bonds)
                           ASSIGNMENT
For value received,________________________________________________________
hereby sell(s) and transfer(s) unto________________________________________
_________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:
______________________________
          ____________________________________________________
          (Please print or typewrite Name and
          Address, including Zip Code, of Assignee)
_________________________________________________________________

the within Bond and hereby irrevocably constitute(s) and appoint(s) ______________________________________________________
attorney,  with  full power of substitution in the  premises,  to
transfer   this  Bond  on  the  books  of  the  within  mentioned
Registrar.


DATED:________________________


Signature Guaranteed:


_______________________________    __________________________
NOTICE:  Signature(s) must be      NOTE: The name signed to this
guaranteed by a guarantor          assignment must correspond with
acceptable to the Trustee          the name of the payee as it
                                   appears upon the face of the
                                   within Certificate in every
                                   particular, without alteration,
                                   enlargement or change whatsoever


                      [END OF FORM OF BOND]

STATE OF MISSISSIPPI

COUNTY OF CLAIBORNE

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of February, 1996, within my jurisdiction, the within named _________________, and Frank Wilson, duly identified before me, who acknowledged that they are President and Clerk, respectively, of the Board of Supervisors of Claiborne County, Mississippi, a county, and that for and on behalf of said Issuer, and as its act and deed, they executed and sealed the above and foregoing instrument, after first having been duly authorized by the Board of Supervisors of Claiborne County, Mississippi, so to do.



                                _____________________________
                                NOTARY PUBLIC

My Commission Expires:

______________________

(Affix Official Seal)

STATE OF ARKANSAS

COUNTY OF ___________

     Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of February, 1996, within my jurisdiction, the within named ____________________________ and _____________________________,
duly identified before me, who acknowledged that they are ____________________________ and _____________________________,
respectively, of Simmons First National Bank, and that for and on behalf of said corporation, and as its act and deed, they executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.



                                 _____________________________
                                         NOTARY PUBLIC

My Commission Expires:

______________________

(Affix Official Seal)